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                                                                    Exhibit 10.1

                                 AMENDMENT NO. 1

               AMENDMENT NO. 1 dated as of August 1, 2001 in respect of the Five-Year Credit Agreement dated as of April 12, 1999 (as modified and supplemented and in effect on the date hereof, the "Credit Agreement") between
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HEARST-ARGYLE TELEVISION, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Borrower"), the lenders
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party thereto (individually, a "Lender" and, collectively, the "Lenders") and
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THE CHASE MANHATTAN BANK, as Administrative Agent (in such capacity, the
"Administrative Agent"). Terms defined in the Credit Agreement are used herein
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as defined therein.

               The Borrower has requested that the Administrative Agent consent to certain amendments to the Credit Agreement. The Administrative Agent, pursuant to authority granted by, and having obtained all necessary consents of, the Required Lenders (as defined in the Credit Agreement), has agreed to such amendments and, accordingly, the parties hereto hereby agree as follows:

               Section 1. Amendments. Subject to the satisfaction of the
                          ----------
conditions set forth in Section 2 hereof, the Credit Agreement shall be amended as follows:

               A. The aggregate amount of the Lenders' Revolving Commitments shall be reduced on the date hereof to $750,000,000.

               B. Paragraph (a) of Section 6.10 of the Credit Agreement shall be amended to read in its entirety as follows:

               "(a) Leverage Ratio. The Borrower will not permit the Leverage
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     Ratio to exceed the following respective ratios at any time during the following respective periods:

               Period                                           Ratio
               ------                                           -----

         From August 15, 2001
          through June 29, 2003                                5.50 to 1

         From June 30, 2003
          through December 30, 2003                            5.00 to 1

         From December 31, 2003
          and at all times thereafter                          4.50 to 1"


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                                      -2-

               C. Paragraph (b) of Section 6.10 of the Credit Agreement shall be amended to read in its entirety as follows:

               "(b) Interest Coverage Ratio. The Borrower will not permit the
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     Interest Coverage Ratio to be less than (i) 2.00 to 1 as at the last day of any fiscal quarter ending on or before the fiscal quarter ending March 31, 2003 and (ii) 2.50 to 1 as at the last day of any fiscal quarter thereafter."

               Section 2. Conditions. The amendment to the Credit Agreement set
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forth in Section 1 hereof shall become effective, as of the date hereof, upon
(i) the execution of this Amendment No. 1 by the Borrower and the Administrative Agent, and (ii) the payment to each Lender that authorizes the Administrative Agent to execute this Amendment No. 1 no later than 5 p.m. New York time on or prior to August 14, 2001 (or such later date to which the Borrower shall agree), of an amendment fee in an amount equal to 0.125% of the Commitment of such Lender as reduced on the date hereof.

               Section 3. Miscellaneous. Except as expressly herein provided,
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the Credit Agreement shall remain unchanged and in full force and effect. This
Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed as of the day and year first above written.

                                            BORROWER
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                                            HEARST-ARGYLE TELEVISION, INC.



                                            By /s/ Harry T. Hawks
                                            ----------------------------------
                                            Title: Executive Vice President and
                                                   Chief Financial Officer

                                            ADMINISTRATIVE AGENT
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                                            THE CHASE MANHATTAN BANK,
                                            as Administrative Agent

                                            By Peter B. Thauer
                                            -----------------------------------
                                            Title: Vice President